UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2026

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 20, 2026, Seacoast Banking Corporation of Florida (the "Company") held its 2026 Annual Meeting of Shareholders. Of the 97,657,404 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 86,561,253 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company's shareholders are described below:

Proposal One - Elect Directors: To elect five Class III directors. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael E. Griffin	74,225,828	189,292	12,146,133
Dennis S. Hudson, III	71,775,352	2,639,768	12,146,133
Kathleen B. Kay	73,245,174	1,169,946	12,146,133
Alvaro J. Monserrat	66,146,370	8,268,750	12,146,133
Randolph A. Moore, III	65,871,672	8,543,448	12,146,133

The five nominees were each elected to the board by a plurality of the votes cast, as required by the Company's bylaws.

Proposal Two - Amend the Company's Amended and Restated Articles of Incorporation: To approve the proposed amendment to the Company's Amended and Restated Articles of Incorporation to Declassify the Board of Directors.

Votes For	Votes Against	Abstentions
74,322,292	54,450	38,378

The vote required to approve this proposal was the affirmative vote of two-thirds (66 2/3%) of the votes cast on the proposal. Accordingly, this proposal was approved. A copy of the amendment to the Company’s Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.

Proposal Three - Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,732,371	1,512,734	170,015	12,146,133

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Four - Ratification of Appointment of Independent Auditor: To ratify the appointment of Crowe LLP as independent auditors for the Company for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
86,112,129	405,061	44,063

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Item 7.01 Regulation FD Disclosure

Following the adjournment of the 2026 Annual Meeting of Shareholders, Management discussed the Company's business strategy, financial performance, recent developments, and future opportunities with shareholders in attendance.

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Seacoast Banking Corporation of Florida
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: May 20, 2026	/s/ Tracey L. Dexter
Tracey L. Dexter
EVP, Chief Financial Officer